Supplement dated September 25, 2026, to the Statutory Prospectus dated May 1, 2026 for the following variable universal life policies:

Issued by Pacific Life Insurance Company
Pacific Prime VUL	Pacific Select Survivorship VUL
Pacific Select Excel Survivorship VUL	M's Versatile Product
Pacific Select Exec	M's Versatile Product VI
Pacific Select Exec II	M's Versatile Product VII
Pacific Select Exec II (2004)	M's Versatile Product VIII
Pacific Select Exec III	M's Versatile Product IX
Pacific Select Exec IV	MVP VUL 10
Pacific Select Exec V	MVP VUL 10 LTP
Pacific Select Estate Preserver VI	MVP VUL Accumulator
Pacific Select Performer 500	M's Versatile Product-Survivorship II
Pacific Select VUL	MVP VUL Survivorship 3
Pacific Select VUL-Accumulation

Issued by Pacific Life & Annuity Company

Pacific Select Exec V - NY

The purpose of this supplement is to announce various underlying fund changes. This supplement must be preceded or accompanied by the Statutory Prospectus, for your Policy, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company, as applicable; "you" or "your" refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 800-7681, or online at PacificLife.com/Prospectuses. Please retain this supplement for future reference.

The purpose of this supplement is to notify Policy Owners of an upcoming underlying fund substitution (the “Substitution”). On or about November 1, 2026 (the “Substitution Date”), in accordance with standards of the U.S. Securities and Exchange Commission, shares of the following “Current Portfolio” will be substituted for shares of the following “Replacement Portfolio,” as set forth in the table below:

Current Portfolio	Replacement Portfolio
LVIP American Century Mid Cap Value Fund Service Class	Invesco V.I. American Value Fund Series II

After the close of the New York Stock Exchange (typically 4:00 p.m. EST on October 30, 2026), all Accumulated Value in any Subaccount investing in a Current Portfolio will automatically be reallocated to the Subaccount investing in the corresponding Replacement Portfolio. After the Substitution Date, no new allocations may be made to the Subaccounts investing in the Current Portfolio, and such Subaccounts will no longer be available for investment under the Policy.

Your Accumulated Value immediately prior to the Substitution will equal your Accumulated Value immediately after the Substitution. There will be no tax consequences for you as a result of the Substitution. The Substitution will be performed at no cost to you. The Policy’s fees and charges will not increase as a result of the Substitution. Your rights and our obligations under the Policy will not be altered in any way.

You may reallocate Accumulated Value in the Subaccount investing in the Current Portfolio for thirty (30) calendar days prior to the Substitution Date, or from the Subaccount investing in the Replacement Portfolio within thirty (30) calendar days after the Substitution Date. Neither the Substitution, nor any transfer of Accumulated Value as described above, will count against any limit on free transfers that you are permitted to make each year. All other transfers are subject to limitations as described in your product Prospectus. Any standing instructions or investment restrictions applicable to your Policy that include a Subaccount investing in a Current Portfolio will be automatically updated to include the Subaccount investing in the corresponding Replacement Portfolio.

 As of November 1, 2026, the underlying fund information related to the Current Expenses in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY section has been deleted and replaced with the following:

Fund; Advisor (Subadvisor)	Current Expenses
Invesco V.I. American Value Fund Series II; Invesco Advisers, Inc.	1.01%[1]

1To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees and/or otherwise reimburse certain of their Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

Please work with your financial professional to determine if your existing allocation instructions should be changed before or after the Substitution Date. You may submit a transfer request to us electronically by signing into your account at www.PacificLife.com, by telephone at (800) 347-7787, or by using any other means described in the product Prospectus. Please see Timing of Payments, Forms and Requests in the product Prospectus for details.

Copies of the Replacement Portfolio’s prospectus accompany this Supplement. You should read them carefully.

Any references to the Current Portfolio are deleted from the product Prospectus after the Substitution Date.

Form No. 15-53368-00

   85-53369-00